UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2023

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UFP TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-12648	04-2314970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Hale Street

Newburyport, Massachusetts - USA 01950-3504

(Address of Principal Executive Offices) (Zip Code)

(978) 352-2200

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UFPT	The NASDAQ Stock Market L.L.C.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 24, 2023, the Board of Directors of UFP Technologies, Inc. (the “Company”) approved the Company’s Second Amended and Restated Bylaws (the “Second A&R Bylaws”), effective as of such date. The Second A&R Bylaws amended and restated the Company’s prior Bylaws in its entirety primarily to update certain procedural requirements related to director nominations by stockholders in light of the Securities and Exchange Commission’s recent adoption of Rule 14a-19 and amendments to existing rules under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”). Among other things, the amendments effected by the Second A&R Bylaws:

•	added certain updated procedures in connection with stockholder proposals to be brought before an annual meeting of stockholders, including certain additional information requirements with respect to the stockholder making the proposal;

•	added certain updated procedures in connection with stockholder nominations of directors, including certain additional information requirements with respect to nominating stockholders, their proposed nominees and other persons related to a stockholder’s solicitation of proxies;

•	added a requirement for a nominating stockholder to comply in all respects with the requirements of the Universal Proxy Rules;

•	added a requirement that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white; and

•	removed of the requirement that the Company make its stockholder list available during a meeting of stockholders consistent with recent amendments to the Delaware General Corporation Law.

The foregoing description is qualified in its entirety by reference to the full text of the Second A&R Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Second Amended and Restated Bylaws of UFP Technologies, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UFP Technologies, Inc.

Date: April 24, 2023	By:	/s/ Ronald J. Lataille
Ronald J. Lataille
Chief Financial Officer and Senior Vice President